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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2005

                               CIMAREX ENERGY CO.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       001-31446               45-0466694
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado                80203-4518
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code 303-295-3995


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

On February 9, 2005, Cimarex Energy Co. (NYSE XEC) reported its fourth-quarter 2004 production volumes and scheduled the fourth quarter 2004 conference call. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

C.   Exhibits

Exhibit No.   Description
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99.1          Press Release is furnished pursuant to Item 7.01

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CIMAREX ENERGY CO.


Dated:   February 9, 2005                 By:   /s/ Paul Korus
                                                --------------------------------
                                                Paul Korus, Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary

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                                  EXHIBIT INDEX

Exhibit No.   Description
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 99.1         Press Release